WRL FREEDOM WEALTH PROTECTOR(R)
                      SUPPLEMENT DATED SEPTEMBER 1, 2000 TO
                          PROSPECTUS DATED MAY 1, 20000

The WRL Janus Global portfolio and subaccount are only available for investment to policyowners who purchased their Policy before September 1, 2000.

THE FOLLOWING SENTENCE IS ADDED TO THE FOOTNOTE (3) ON PAGE 14 OF THE
PROSPECTUS:

Effective September 1, 2000, this portfolio is not available for investment to new policyowners.

THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH ON PAGE 74 UNDER THE HEADING "ADDITIONAL INFORMATION - LEGAL PROCEEDINGS":

         Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.




WRL00195-9/2000